www.newtekone.com Newtek Business Services Corp. Nasdaq: NEWT Enters into Agreement to Acquire National Bank of New York City Investor & Analyst Call & Question and Answer Session August 3, 2021 Barry Sloane Founder, President & CEO bsloane@newtekone.com (212) 356-9550

CONFIDENTIAL 1 Note Regarding Forward-Looking Statements 1 The matters discussed in this Presentation, as well as in future oral and written statements by management of Newtek Business Services Corp., that are forward-looking statements, including statements regarding our ability to close the pending Acquisition, obtain required regulatory approvals for the pending Acquisition and obtain shareholder approval to withdraw our election as a BDC, as well as projections concerning the pending Acquisition, are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “would,” “allows,” “outlook,” “seeks,” “desires,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Presentation should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this Presentation include statements as to: the pending Acquisition and the benefits thereof, our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the ability to maintain key personnel and hire new personnel; our ability to expand our product offering; our ability and that of our portfolio companies to achieve their objectives; our expected financings and investments; our regulatory structure and tax status; our ability to operate as a BDC and a RIC; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; the timing, form and amount of any dividend distributions; the impact of fluctuations in interest rates on our business; the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and our ability to recover unrealized losses. The following discussion should be read in conjunction with the section entitled “Risk Factors,” and our consolidated financial statements and related notes and other financial information appearing in our quarterly and annual reports filed with the U.S. Securities and Exchange Commission (“SEC”). We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligations to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. In addition to factors previously disclosed in our reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: our ability to obtain regulatory approvals (and the timing of such approvals) and meet other closing conditions to the Acquisition; modification or termination of certain businesses to comply with regulatory requirements; delay in closing the Acquisition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Acquisition; the risk that any announcements relating to the proposed Acquisition could have adverse effects on the market price of our common stock; difficulties and delays in integrating the NBNYC business; diversion of management’s attention from ongoing business operations and opportunities; our ability to operate as a bank holding company and the increase in regulatory burden and compliance costs; the attractiveness of our banking products to our existing customer base and our ability to cross-sell; any change in our dividend payout due to no longer operating as a BDC and RIC. These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which Newtek or NBNYC does business, including interest rate fluctuations, changes and trends in the securities markets and other factors. Newtek and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Newtek in connection with the proposal to withdraw its election to be treated as a business development company (the “Proposal”). Information about the directors and executive officers of Newtek is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 13, 2021. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Newtek’s stockholders in connection with the Proposal will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

CONFIDENTIAL 2 Presenter Biography Barry Sloane Barry Sloane President, Chairman, and CEO of Newtek CEO of Newtek Business Services Corp. (“Newtek”) [Nasdaq: NEWT], a publicly traded business development company (“BDC”), since its inception in 1998 Previously served as Managing Director of Smith Barney, where he directed the Commercial and Residential Real Estate Securitization Unit Previously served as Global Sales Manager for institutional mortgage and asset backed securities sales Founder and President Aegis Capital Market, a consumer loan origination and securitization business Former Senior Vice President of Donaldson, Lufkin and Jenrette, responsible for national sales of mortgage- and asset-backed securities Former senior mortgage security salesperson and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber 2

CONFIDENTIAL 3 Newtek Business Services Corp. 31Amount and timing of dividends, if any, remain subject to the discretion of the Company’s Board of Directors. Newtek has persevered through several economic cycles and market conditions, including two of the most devastating economic situations in the last 50 years: the 2008/2009 credit crisis and the COVID-19 pandemic Newtek has consistently been able to adapt to changing market conditions, and management has consistently positioned the Company for success Newtek has been publicly traded since September 2000 Converted to a BDC in November 2014 Newtek has achieved above-average total returns over the past 10 years, as compared to the S&P 500 and Russell 2000 Newtek is reaffirming its 2021 annual dividend forecast of $3.00 to $3.30 per share1 Newtek has paid a total of $1.20 per share in dividends through the first six months of 2021. Newtek’s current 2021 annual dividend forecast indicates a remaining dividend payment of $1.95 per share, at the midpoint of the 2021 annual dividend forecast range, subject to Company performance and board approval

CONFIDENTIAL 4 Newtek to Acquire National Bank of New York City 4 1. NBYNC to deliver $20mm of Tangible Common Equity at closing after special dividend of real estate property and excess capital 2. Newtek intends to apply for trust powers in connection with the Acquisition ACQUISITION STRUCTURE Acquisition of 100% of Equity of NBNYC DEAL VALUE $20 million 1.0x TBV(1) CONSIDERATION 100% Cash FINANCING Debt, Equity and Cash on Hand ANTICIPATED CLOSING 6 – 12 Months CLOSING CONDITIONS Shareholder Approval, Regulatory Approvals and Closing Conditions OPERATIONS Bank Subsidiary to Operate as Newtek Bank & Trust, N.A.(2) MANAGEMENT At close, existing BDC Board and management to remain at the BHC; NBNYC board will resign and will be replaced; NBNYC management will remain in place with additional hires  Newtek has entered into an agreement to acquire National Bank of New York City (“NBNYC” or the “Bank”), an Office of the Comptroller of the Currency (“OCC”) regulated national bank with approximately $204 million in total assets (as of June 30, 2021) for a $20 million purchase price (the “Acquisition”)  The Acquisition is subject to the approval of federal banking regulators and the U.S. Small Business Administration (“SBA”)  Newtek is required to seek shareholder approval to withdraw its election as a BDC, and thereafter become a bank holding company that will elect financial holding company (“FHC”) status

5 5 Newtek desires to continue to provide returns on a longer-term basis to its shareholder base and believes that a publicly traded BHC model would be a superior financial and operational structure on a go-forward basis Strategic Reasons for Converting to a Bank Holding Company & Acquiring a Bank Newtek believes it will be able to offer its existing customer base depository services and financial and business solutions that will all be integrated in one single sign-on platform and touchpoint - the NewtekOne Dashboard™, which will be further enhanced to include banking services Newtek believes it has the right asset composition and strategic operating position to lead the way into becoming the bank of the future Newtek believes this change will be accretive and will continue to produce gains for its shareholders, and benefits to Newtek’s alliance partners and commercial clientele Newtek believes this transformation will significantly reduce its risk and dependence on capital markets and certain third-party partners Newtek believes it will be able to license its technology (Banking As A Service) This technology includes the Newtek-owned NewTracker® referral system, Secure File Vault and NewtekOne Dashboard™ for banking Newtek’s Management team and Board have aligned interests with its shareholders, who combined continue to own a 5% stake in the Company

CONFIDENTIAL 6 Acquisition Anticipated to Unlock Shareholder Value 6 Becoming a BHC is intended to unlock superior valuation for Newtek’s high-performing business model  BDCs typically trade near NAV (Newtek has historically traded at a premium), or based on a targeted dividend yield  FHCs /BHC’s and specifically tech-enabled BHCs trade at attractive valuation multiples (on NTM estimated EPS and TBV)  Pro forma, we believe that the closest peers would be tech-enabled and neo-banks, such as Live Oak Bank, SoFi and Lending Club Increased financing flexibility with FDIC-insured deposits and other traditional bank financing  Over time lowers, and ultimately removes, reliance on commercial funding sources  Over time reduces need to conduct common equity raises to support balance sheet growth  Removes 2:1 debt-to-equity constraint and other BDC/RIC asset diversification tests under the BDC structure Anticipated to allow for better relative valuation by broadening the set of comparable peers Joining the banking regulatory framework should provide greater transparency and comfort to institutional investors  Newtek will seek to broaden its institutional shareholder base Allows for Newtek to better service its business customers by provided a full suite of traditional banking products through the BHC/FHC company structure 1 2 3 4 5

CONFIDENTIAL 7 Why National Bank of New York City? 7 A Federally chartered institution enabled to take deposits, as well as make loans in all 50 states (we currently make loans in all 50 states)1 NBNYC to integrate into the Newtek infrastructure due to its size and strong capital base, and relatively low overhead2 The addition of bank-quality assets diversifies the risk profile of Newtek’s portfolio of loans3 Ability to maintain New York as a key operating branch which is one of the top four states in the United States for economic strength and growth4 We intend to move NBNYC’s headquarters to Florida, where it would continue to operate as a nationally chartered institution in conjunction with the current headquarters of Newtek5 Potential to open additional bank branches with minimal real estate footprint and expense structure but in strategic locations for commercial clients in Texas, Florida and California, in addition to its existing market position in NY, subject to bank regulatory approval 6 We expect that the Acquisition will create the opportunity for:

8 8 Why Now? Newtek has evolved during its 21-year history and desires to continue to grow prudently while reducing risk, and successfully utilize technology for customer acquisition and enable its staff to service clients1 Acquiring a nationally chartered bank is the next step in Newtek’s evolution Newtek does not ascribe to making loans in 24-48 hours like certain FinTech-orientated companies and uses a full underwriting platform with banking standard credit memos, taking all available liens and guarantees 2 Newtek believes it can lead the way for financial institutions using technology to grow deposits, manage risk and provide all forms of business services in an integrated manner to the very large small-to-medium sized, middle-market customer base in the Untied States 3 The technologies, including NewTracker®, are now available and being utilized Over time, Newtek will consider to further patent and commercialize its technologies for resale to other financial institutions

9 Bank Platform Expected to Enhance Newtek’s Earnings Trajectory Significant Potential Synergies Anticipated in Pro Forma Corporate Structure  SBA 7(a) and 504 Lending  SBA Gain on Sale  SBA Servicing Fees  Factoring Income  Conventional Lending Through JV  Data Processing  Merchant Services  Insurance  Payroll  Personal Deposit Services  Commercial Deposit Services  Create Best-in-Class Digitized Online Banking and Deposit Products  Conventional C&I Lending  Conventional CRE Lending Potential Business Synergies From Acquisition Opportunity to Fund Loan Growth with Lower- Cost Bank Retail Deposits Opportunity to Cross-Sell Traditional Banking Products to Current NEWT Customers Newtek Bank & Trust, N.A. Note: Includes wholly owned non-consolidated portfolio companies.

CONFIDENTIAL 10 Development of The NewtekOne Dashboard™ 10

11 11 Newtek’s Technology Platform Wide Array of Tech-Enabled Business Services to Complement Banking Products1 Technology Solutions Merchant Solutions Infrastructure & Managed Cloud Security & Compliance Professional Services Disaster Recovery Business Software & Software Services WEB SOLUTIONS Ecommerce Web Design Domain Names Web Hosting Retail, Point-of- Sale Mobile Payments Ecommerce Security & PCI Compliance     Patented referral processing and tracking system provided to bank partners Full transparency on back-office activities occurring at referrals Real-time reporting allows referral partners to monitor the status of business referrals Industries covered include manufacturing, wholesaling, services, retail, construction, among others LENDING SOLUTIONS PAYROLL SOLUTIONS ELECTRONIC PAYMENT SOLUTIONS INSURANCE SOLUTIONS TECHNOLOGY SOLUTIONS 1Newtek’s wholly owned non-consolidated portfolio companies will need to be reviewed for BHC permissibility.

Overview of Proposed Corporate Reorganization

Current Structure

- BDC, publicly traded
- Consolidated BDC and NSBF
- All controlled portfolio companies are taxable and held as investments



NBSC
Newtek Business Services Corp.
– Business Development Company
– NASDAQ: NEWT
NSBF
SBA 7(a) Funding (Consolidated Accounting)
Controlled Portfolio Companies
(Investment Accounting, Taxable)
NMS
Payments Processing
NTS
Data Processing
SBL
Loan Servicing
NBL
SBA 504 Funding
NBC
Receivables Financing
NCL
Conventional Loan JV
NIA
Insurance
PMT
Payroll
All Other Business Lines

Pro Forma BHC Structure[1]

1. Convert NBSC into a bank holding company and "de-BDC" / lose RIC status
2. Acquire NBNYC
3. Contribute NSBF, SBL, NBC, and NBL into NBNYC

- Consolidated accounting treatment for all controlled subsidiaries (subject to regulatory approvals) except equity accounting for JV
- Consolidated C-Corp tax return for entire group



1 BHC formation / de-BDC
NBSC
Newtek Business Services Corp
– Bank Holding Company
– NASDAQ: NEWT
Service and Other Business Lines
NMS
Payments Processing
NIA
Insurance
NCL
Conv. Loan JV
NTS
Data Processing
PMT
Payroll
All Other Non-Bank Business Lines
2 Acquisition of NBNYC
Newtek Bank & Trust
Banking Subsidiary
NSBF
SBA 7(a) Funding
NBL
SBA 504 Funding
NBC
Receivables Financing
SBL
Loan Servicing
3 Contributed as subsidiaries of NBNYC

Newtek® Your Business Solutions Company®

[1]Subject to Regulatory Approvals.

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CONFIDENTIAL 13 Expected Management and Board of BDC/BHC 13 Newtek has hired Nicolas Young as Chief Risk Officer of Newtek Business Services Corp. Mr. Young is expected to help manage all risk matters concerning the BDC and its controlled portfolio companies Upon the closing of the Acquisition, it is anticipated Mr. Young will become President and Chief Operating Officer of NBNYC, to be renamed Newtek Bank & Trust, N.A. Newtek’s current management and Board anticipated to remain post- Acquisition

14 14 Anticipate A Well Capitalized Pro Forma Institution  Newtek's net asset value as of March 31, 2021 was $366,851,000 and gross assets at March 31, 2021 were $903,569,000, which the Company anticipates will form the capital base of the BHC and Newtek Bank & Trust  The BHC and Newtek Bank & Trust capitalization is expected to result from Newtek’s assets being apportioned between the BHC, and Newtek Bank & Trust as a wholly-owned subsidiary, which will consolidate up to the BHC, subject to regulatory approvals  It is estimated the total assets of NBNYC at closing will be approximately $200 million and NBNYC’s capitalization at closing will be approximately $20 million  Based on the foregoing, it is estimated the consolidated balance sheet of the BHC, at the close of the Acquisition, will be in excess of $1.1 billion (subject to regulatory approvals)1 1 Asset and capitalization numbers are projected and illustrative and there can be no assurance that this will be the capitalization of the Bank and Newtek Bank & Trust at the time of the closing of the Acquisition; see also Special Note Regarding Projected Financial Information on p. 22

Bank Platform to Facilitate Remixing of Funding Toward Low Cost Relationship Deposits

Interest Costs Expected to Improve As Funding Mix Shifts Towards Internet Deposits, With a Longer Term Shift Toward Relationship Deposits

Current Funding Mix (1)

BDC Structure



Securitization 38%
HoldCo. Notes 36%
Credit Line: Controlled Subs. 15%
Credit Line: NSBF 11%

Estimated Weighted Average Cost: ~3.8%

Illustrative Shift In Funding Mix(2)

FHC Structure – 3-4 Years Out



Other Debt 20%
Deposits 80%

Potential Weighted Average Cost: ~1.2%

Newtek® Your Business Solutions Company®

(1) *As of March 31, 2021*

(2) *Projected and illustrative - No assurance the potential funding mix will be obtained, see also Special Note Regarding Projected Financial Information on p. 22*

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CONFIDENTIAL 16  Legal: Sullivan and Cromwell, Eversheds Sutherland  Investment Bank: Keefe, Bruyette & Woods  Regulatory: FinPro  Credit Review: Valuant  Operational Advisor: Michael Rose – Metropolitan Capital Investment Banc  The Company is required to file applications with the federal banking regulators and the SBA  The Company is required to file a proxy statement to obtain shareholder approvals Approval Process Update 16 Regulatory Review Advisory Team Anticipated Acquisition Close: Approximately 6 – 12 Months  Finalize applications for regulatory approvals  Seek required shareholder approvals  Obtain regulatory approvals Next Steps

Long-Term Strategic Considerations

Acquisition Anticipated to Facilitate and Accelerate Newtek's Long-term Vision

Newtek believes the Acquisition and transformation to a BHC is ideally timed because:

1. Newtek has reached a point in its 21-year operating history where we believe a bank structure will allow Newtek to continue to grow prudently while reducing risk
2. Newtek's loan origination system already uses a robust underwriting platform with proper controls and documentation
3. Newtek's technology can be leveraged to grow deposits, manage customer risk, and provide a full suite of integrated services to SMEs

Long-term strategic goals:

1. Offering Newtek's customer base depository services, financial services, and business solutions in a fully integrated single sign-on platform – NewtekOne Dashboard™ for banking
2. Achieving an optimal balance sheet and revenue mix for a technology enabled bank
3. Reducing Newtek's risk profile and dependence on capital markets and third-party funding providers
4. Commercializing Newtek's technology offerings for resale to other enterprises (e.g. NewTracker® referral system, Secure File Vault)

Newtek® Your Business Solutions Company®

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18 18 Summary & Concluding Thoughts Newtek aims to continue to pay dividends as a Bank Holding Company (subject to regulatory approvals and anticipated to be consistent with other BHC payout ratios) Newtek converting to a Bank Holding Company is anticipated to allow it to: Retain earnings to fund growth Newtek’s Management and Board are aligned with existing shareholders and believe, by being eligible for the Russell 2000 and other various indices and ETFs, the Company may be able to increase its institutional following Provide depository services to clients Create and deliver the state-of-the-art NewtekOne Dashboard™ for business owners Improve the way it can finance its business through a BHC structure that offers greater leverage than the constraining 2:1 BDC leverage Reduce its dependency on selling additional shares to maintain its growth objectives, particularly in regard to return on equity and assets Utilize its branchless, banker-less, BDO-less existing operating structure which fits within the context of the “Bank of the Future” Newtek believes its management team will be able to execute through the transitory changes, and historically has shown it can do this, such as the transitory change made in November 2014 from a 1933 Act company into a BDC

19 19 Proven Shareholder Value Creation Newtek’s Management Team Has A Track Record of Successful Growth  Newtek aims to continue to produce shareholder returns in the BHC structure  Total return(1) year to date through July 12, 2021 (including reinvested dividends):  Current market capitalization is over $800 million (as of July 12, 2021)  Newtek believes that its size could open Newtek to greater acceptance by small-cap investors with a $500 million market capitalization minimum  Total return as of July 12, 2021 (including reinvested dividends) NEWT 91.3% S&P 500 17.6% Russell 2000 16.1% (1) Source: total return data from Bloomberg as of July 12, 2021 (2) Includes the period before becoming a BDC 10-Year Total Return (2) 5-Year Total Return 3-Year Total Return 1-Year Total Return NEWT 1046.1% S&P 500 308.8% Russell 2000 214.9% NEWT 382.8% S&P 500 124.1% Russell 2000 101.9% NEWT 143.8% S&P 500 65.5% Russell 2000 40.3% NEWT 130.4% S&P 500 39.8% Russell 2000 62.1%

CONFIDENTIAL 20 APPENDIX 20

21 21 National Bank of New York City Financial Highlights Financial Highlights (As of June 30, 2021, unaudited) Balance Sheet Composition Source: S&P Global Market Intelligence as of or for the quarter ended 6/30/2021 1) Annualized 2) PTPP = Pre-tax pre-provision income 3) Most Recent Quarter Total Assets $204mm MRQ(3) Net Income $1.3mm MRQ PTPP $1.3mm (1) (1)(2) MRQ ROA 0.68% MRQ PTPP ROA 0.64%Efficiency Ratio 78.5% TCE Ratio 17.9% NPAs / Assets 1.65% Total Capital Ratio 23.3% Deposits $149mm Loans $175mm Resi. 22% C&I 1% Multifam. 6% O.O. CRE 20% Other CRE 51% Demand 18% Other Txn. 0% MMDA & Sav. 10% CDs 72% 1.5% Cost 4.6% Yield

22 22 Special Note Regarding Projected Financial Information  Projected financial information illustrates the effect of Newtek’s acquisition of NBNYC on our financial position and results of operations based upon management’s assessment of Newtek’s and NBNYC’s respective historical financial positions and results of operations. Projected financial information for the combined businesses of Newtek and NBNYC is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Newtek and NBNYC.  Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed Acquisition; the risk that a condition to closing of the proposed Acquisition may not be satisfied; the risk that regulatory approvals that may be required for the proposed Acquisition, including but not limited to the federal banking regulators and the SBA, is delayed, is not obtained or is obtained subject to conditions that are not anticipated or desirable; Newtek’s ability to achieve the synergies and value creation contemplated by the proposed Acquisition; inability to obtain shareholder approval to withdraw our election to be a BDC; our status as a RIC; the diversion of management time on Acquisition-related issues; unanticipated increases in costs; and changes in Newtek’s future cash requirements, capital requirements, results of operations, financial condition and/or cash flows.  Unaudited projected information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that may result from Newtek’s Acquisition of NBNYC.